UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 31, 2013

Non-Invasive Monitoring Systems, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	0-13176	59-2007840
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4400 Biscayne Blvd., Miami, Florida		33137
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	305-575-4200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

See Item 2.03.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

First Amendment to Marie Wolf Note

On July 31, 2013, Non-Invasive Monitoring Systems, Inc. (“NIMS”) entered into the First Amendment to that certain Promissory Note dated September 12, 2011 in the principal amount of $50,000.00 with Marie Wolf (the “Wolf Note”). The maturity date on the Wolf Note was amended from September 12, 2014 until July 31, 2015. No other provisions of the Wolf Note were amended.

The foregoing is only a brief summary of the First Amendment to the Wolf Note and does not purport to be complete. Please refer to the First Amendment to the Wolf Note, which is attached as Exhibit 10.1 for its full terms.

First Amendment to Frost Gamma Investments Trust Note

On July 31, 2013, NIMS entered into the First Amendment to that certain Promissory Note dated September 12, 2011 in the principal amount of $50,000.00 with Frost Gamma Investments Trust (the “Frost Gamma Note”), a trust controlled by Dr. Phillip Frost, which beneficially owns in excess of 10% of our common stock. The maturity date on the Frost Gamma Note was amended from September 12, 2014 until July 31, 2015. No other provisions of the Frost Gamma Note were amended.

The foregoing is only a brief summary of the First Amendment to the Frost Gamma Note and does not purport to be complete. Please refer to the First Amendment to the Frost Gamma Note, which is attached as Exhibit 10.2 for its full terms.

First Amendment to Hsu Gamma Investments Note

On July 31, 2013, NIMS entered into the First Amendment to that certain Promissory Note dated May 30, 2012 in the principal amount of $50,000.00 with Hsu Gamma Investments, L.P. (“Hsu Gamma”), an entity controlled by NIMS’ Chairman of the Board and Interim Chief Executive Officer, Jane H. Hsiao, (the “Hsu Gamma Note”). The maturity date on the Hsu Gamma Note was amended from September 12, 2014 until July 31, 2015. No other provisions of the Hsu Gamma Note were amended.

The foregoing is only a brief summary of the First Amendment to the Hsu Gamma Note and does not purport to be complete. Please refer to the First Amendment to the Hsu Gamma Note, which is attached as Exhibit 10.3 for its full terms.

First Amendment to Hsiao Note

On July 31, 2013, NIMS entered into the First Amendment to that certain Promissory Note dated February 22, 2013 in the principal amount of $50,000.00 with Jane Hsiao, NIMS’ Chairman of the Board and Interim Chief Executive Officer (the “Hsiao Note”). The maturity date on the Hsiao Note was amended from September 12, 2014 until July 31, 2015. No other provisions of the Hsiao Note were amended.

The foregoing is only a brief summary of the First Amendment to the Hsiao Note and does not purport to be complete. Please refer to the First Amendment to the Hsiao Note, which is attached as Exhibit 10.4 for its full terms.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 First Amendment dated July 31, 2013 to Promissory Note of Non-Invasive Monitoring Systems, Inc. in favor of Marie Wolf, dated September 12, 2011.

10.2 First Amendment dated July 31, 2013 to Promissory Note of Non-Invasive Monitoring Systems, Inc. in favor of Frost Gamma Investments Trust, dated September 12, 2011.

10.3 First Amendment dated July 31, 2013 to Promissory Note of Non-Invasive Monitoring Systems, Inc. in favor of Hsu Gamma Investments, L.P., dated May 30, 2012.

10.4 First Amendment dated July 31, 2013 to Promissory Note of Non-Invasive Monitoring Systems, Inc. in favor of Jane Hsiao, dated February 22, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Non-Invasive Monitoring Systems, Inc.

August 6, 2013	By:	/s/ James Martin

Name: James Martin
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	First Amendment dated July 31, 2013 to Promissory Note of Non-Invasive Monitoring Systems, Inc. in favor of Marie Wolf, dated September 12, 2011
10.2	First Amendment dated July 31, 2013 to Promissory Note of Non-Invasive Monitoring Systems, Inc. in favor of Frost Gamma Investments Trust, dated September 12, 2011
10.3	First Amendment dated July 31, 2013 to Promissory Note of Non-Invasive Monitoring Systems, Inc. in favor of Hsu Gamma Investments, L.P., dated May 30, 2012
10.4	First Amendment dated July 31, 2013 to Promissory Note of Non-Invasive Monitoring Systems, Inc. in favor of Jane Hsiao, dated February 22, 2013